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                                                            EXHIBIT 10(iii)(a)40

                                                                     [AT&T LOGO]

EXECUTIVE TERM SHEET

EXECUTIVE: FRANK IANNA

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
New Assignment Terms
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Effective Date                    December 1, 2000
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Base Salary:                      $700,000
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Annual Bonus 2001 (Target %):     $700,000 (100%)
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LTIP (Target) Annual Value:-2001  $8,000,000 LTI Grant Value for 2001; 2002 LTI Grant Value will be no less than
                                  $8,000,000
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Special Retention:                Special Retention Restricted Share Grant with value of $4,200,000, granted 1/2/01, vesting on 12/31/2002, based on continued employment. Prior to 12/31/2002, vests in event of death, disability, Company initiated termination for other than Cause, or Good Reason
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Special Deferral Account 1        Initial amount of $828,000 credited on 11/1/97; interest at 30 Year Treasury Bond
(established 11/1/97)             Rate.
                                  Current terms provide vesting as follows:
                                  -  Leaves after 6 year anniversary (11/1/2003)
                                  -  Death or LTD prior to 11/1/03
                                  -  Company-initiated termination prior to 11/1/03
                                  -  His election to leave prior to 11/1/03 for "Good Reason"
                                  -  Loses if leaves for any reason other than those cited above

                                  New terms:
                                  -  Vests at later of signing of this term sheet or February 1, 2001 (FICA/Medicare taxes due upon vesting; calculated as 1.45% of account balance on vesting date
                                     (e.g., based on 12/31/2000 balance of $995,721.64, tax would be $14,437.96;)

                                  -  Other terms and conditions with respect to termination prior to vesting continue to apply, i.e., account fully vests upon death, disability, Company-initiated termination for other than Cause, self-initiated termination for Good Reason;
                                     account balance is forfeited for other terminations prior to vesting

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Special Deferral                  $1,000,000 deposited in special deferral account (SDA) effective
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

Rev. 03/26/03

                         AT&T PROPRIETARY (RESTRICTED)
                      USE PURSUANT TO COMPANY INSTRUCTIONS

Acknowledged and Agreed
_______________________                          ________
Frank Ianna                                       Date

                                                                     [AT&T LOGO]

EXECUTIVE TERM SHEET

EXECUTIVE: FRANK IANNA

--------------------------------------------------------------------------------------------------------------------
Account 2                         upon signing of term sheet retroactive to 1/1/2001, annual interest at
                                  30 year T Bill plus 2%, compounded quarterly; vests 1/2 on
                                  12/31/2001, 1/2on 12/31/2002, contingent upon continued Company employment. Vested amount payable as lump sum in calendar
                                  quarter following termination. Prior to 12/31/2002, in event of
                                  Company initiated termination for other than Cause, Good Reason termination or death or disability, SDA fully vests and is payable as lump sum in calendar quarter following termination. Executive will sign a deferral agreement detailing terms and conditions.
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Special Cash Payment              One-time cash lump sum payment of $300,000 fully grossed up for taxes such that net amount is $300,000. Payable within 30 days of signing term sheet. (Gross up is calculated assuming total tax rate of 46.09%: Federal: 39.6%; Federal itemized deduction limitation adjustment: 1.19%; New Jersey tax adjusted for federal deductibility: 3.85%; Medicare:1.45%); Gross payment would be $556,483.
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-  Special Equity Grants          Current terms
   (Chairman's
   award in 2000 --               -  Options vest 50% on 1/31/2001 and 50% on
   98,000 options and                1/31/2002 contingent upon  continued Company employment;
   10,700 RSUs)                   -  RSUs vest 1/31/2003 contingent upon continued Company employment;
                                  -  Options (vested and unvested) and RSUs forfeited upon
                                     termination unless termination as a result of death, disability, or
                                     Company-initiated termination for other than Cause

                                  New terms :
                                  -  RSUs vest as currently provided, on 1/31/2003 contingent upon continued
                                     Company employment;
                                  -  Options vest as currently provided--50% on 1/31/2001 and 50% on 1/31/2002 contingent upon continued Company employment;
                                  -  Options (vested and unvested) and RSUs are subject to
                                     accelerated vesting in event of death, disability, Company initiated termination for other than Cause, or Good Reason termination.
                                  -  If options are vested at termination, as described above, they are exercisable for the remainder of the term
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CRSP (Special retention equity    Current terms
grant in 1999--                   -  Options vest 1/3 on each of following dates: 1/29/2002,
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

Rev. 11/2000                                                              PAGE 2

                         AT&T PROPRIETARY (RESTRICTED)
                      USE PURSUANT TO COMPANY INSTRUCTIONS

Acknowledged and Agreed
_______________________                           _______
Frank Ianna                                       Date

                                                                     [AT&T LOGO]

EXECUTIVE TERM SHEET

EXECUTIVE: FRANK IANNA

--------------------------------------------------------------------------------------------------------------------
325,500 options                      1/29/2003, 1/29/2004 contingent upon continued Company employment, and 65,100 RSUs)
                                  -  Options (vested and unvested) forfeited if termination is prior to
                                     65 (unless death, disability, or Committee approved
                                     retirement prior to 65);
                                  -  RSUs vest at age 65; prorated for death, disability and Committee approved retirement less than age 65

                                  New Terms:
                                  -  Unvested options and RSUs vest 12/31/2002 contingent upon continued
                                     Company employment
                                  -  Options exercisable for remainder of term for termination on or after
                                     12/31/2002;
                                  -  Vesting will accelerate (i.e., 100% vesting for options and RSUs)
                                     upon death, disability, Committee approved retirement
                                     prior to 65, Company-initiated termination for other than Cause, or Good
                                     Reason termination
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Other Stock Options which are     Assuming retirement on or after 12/31/2002:
outstanding as of 12/31/2000
                                  -  All other stock options not referenced above, which are outstanding as of 12/31/2000 (including the AWE and AWE
                                     retention grants granted in 2000), to the extent not otherwise vested by virtue of their terms and conditions, will vest
                                     upon such retirement.

                                  -  At such retirement all outstanding unexercised vested options
                                     (including the AWE and AWE retention grants granted in 2000)
                                     will be exercisable for the remainder of the term.
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Restricted Stock Units Granted    -  RSUs vest upon retirement assuming retirement is on or after
as Part of 2001 Annual Long          12/31/2002
Term Award
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Definitions                       "Good Reason" termination and "Cause" shall have the same
                                  meanings as in the SOSP and 11/1/97 Special Deferral Agreement.
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

Rev. 11/2000                                                              PAGE 3

                         AT&T PROPRIETARY (RESTRICTED)
                      USE PURSUANT TO COMPANY INSTRUCTIONS

Acknowledged and Agreed
________________________                          _____
Frank Ianna                                       Date

                                                                     [AT&T LOGO]

EXECUTIVE TERM SHEET

EXECUTIVE: FRANK IANNA

*
Rev. 11/2000                                                              PAGE 4

                         AT&T PROPRIETARY (RESTRICTED)
                      USE PURSUANT TO COMPANY INSTRUCTIONS

Acknowledged and Agreed
________________________                          ______
Frank Ianna                                       Date